Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No.1 on Form 10-K/A to the Annual Report on Form 10-K of AVRA Medical Robotics, Inc., a Florida corporation (the “Company”) for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Barry F. Cohen, the Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 3, 2019

AVRA MEDICAL ROBOTICS, INC.

By:	/s/ Barry F. Cohen
Chief Executive Officer and Acting Chief Financial Officer
(Principal Executive, Financial and Accounting Officer)